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                                                                    Exhibit 10.1


                                                                 EXECUTION COPY


                  THIRD AMENDMENT, dated as of June 29, 2001 (this "Third
                                                                    -----
Amendment"), to the Amended and Restated Credit Agreement, dated as of September
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8, 1998 (as amended, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among Home Products International, Inc. (the "Borrower"),
 ----------------                                                  --------
the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and The Chase Manhattan Bank, as administrative
                      -------
agent (in such capacity, the "Administrative Agent"
                              --------------------

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined
        -------------
are used herein as defined in the Credit Agreement.


     2. Consent to Disposition of the Plastics, Inc. Division. (a) The Lenders
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consent to the Disposition by the Borrower of the Plastics, Inc. Division (the
"Plastics Disposition") as long as the Net Cash Proceeds thereof equal or exceed
 --------------------
$68,000,000. On the date of the consummation of the Plastics Disposition (the "Plastics Disposition Date") the Net Cash Proceeds thereof shall be applied by
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the Borrower, first, to the prepayment in full of the Term Loans and unpaid
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accrued interest thereon and, second, to repay Revolving Loans. The Plastics
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Disposition shall be deemed not to be a utilization of the basket for Asset
Sales permitted under Section 7.5(f) of the Credit Agreement.

                           (b) Upon receipt by the Lenders of the Net Cash Proceeds of the Plastics Disposition, any and all liens on and security interests in the assets sold pursuant to the Plastics Disposition owned by the Plastics, Inc. Division, and all rights and remedies the Lenders may have with respect thereto, will be released and terminated.

                           (c) In furtherance of the foregoing, reasonably promptly after the date of receipt by the Lenders of the Net Cash Proceeds, the Agent hereby agrees to deliver to the Borrower properly executed termination statements under the Uniform Commercial Code, and intellectual property and mortgage releases as shall be reasonably requested by the Borrower, to terminate the Lenders' liens and security interests in such assets. All such deliveries shall be made to the Borrower at the location specified in Section 10.2 of the Credit Agreement.

     3. Reduction of Total Revolving Commitments. On the Plastics Disposition
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Date the Total Revolving Commitments shall automatically be reduced from
$85,000,000 to $50,000,000.

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     4. Amendment to Section 7.1. (a) Section 7.1(a) of the Credit Agreement is
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hereby amended by deleting the table setting forth the maximum permitted
Consolidated Total Leverage Ratio and substituting, in lieu thereof, the following:

        Consolidated Total
              Period                                       Leverage Ratio
              ------                                       --------------
         March 31, 2001                                     7.00 to 1.00
         June 30, 2001                                      6.75 to 1.00
         September 30, 2001                                 5.50 to 1.00
         December 31, 2001                                  6.00 to 1.00
         March 31, 2002                                     6.25 to 1.00
         June 30, 2002 - September 30, 2002                 7.00 to 1.00
         December 31, 2002 - March 31, 2003                 6.75 to 1.00

                  (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table setting forth the maximum permitted Consolidated Senior Leverage Ratio and substituting, in lieu thereof, the following:

                                                        Consolidated Senior
              Period                                       Leverage Ratio
              ------                                       --------------
        March 31, 2001                                      3.25 to 1.00
        June 30, 2001                                       3.25 to 1.00
        September 30, 2001 - March 31, 2003                 2.00 to 1.00

                  (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table setting forth the maximum permitted Consolidated Interest Coverage Ratio and substituting, in lieu thereof, the following:

                                                        Consolidated Interest
               Period                                       Coverage Ratio
               ------                                       --------------
         March 31, 2001 - September 30, 2002                1.50 to 1.00
         December 31, 2002 - March 31, 2003                 1.55 to 1.00

                  (d) Section 7.1 of the Credit Agreement is hereby amended by deleting paragraph (d) and substituting therefor the following new paragraph
(d):

                  (d) Consolidated EBITDA. Permit Consolidated EBITDA for any
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         period of 12 consecutive fiscal months ending after the Third Amendment
         Effective Date to be less than $23,000,000.

     5. Effectiveness. This Third Amendment shall become effective as of the
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Plastics Disposition Date (the "Effective Date"), on the date that (i) the
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Administrative Agent shall have received counterparts of this Third Amendment duly executed by the Borrower and the Required Lenders and (ii) the Borrower shall have paid all fees and expenses required to be

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paid to the Administrative Agent and the Lenders in connection with this
Third Amendment and the Credit Agreement, including any fees and expenses of counsel to the Administrative Agent.

     6. Amendment Fee. The Borrower shall pay to the Administrative Agent, for
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the account of each Lender which delivers to the Administrative Agent an executed copy of this Third Amendment on or prior to the Effective Date an amendment fee equal to 0.125% of such Lender's Revolving Commitment (after giving effect to the reduction in the Total Revolving Commitments set forth in
Section 3 above) on the Effective Date, payable on the Effective Date.

     7. Representations and Warranties. On and as of the date hereof after
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giving effect to this Third Amendment, the Borrower

hereby represents and warrants to the Lenders that:

             (a) Each of the representations and warranties contained in
     Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Third Amendment;

             (b)  No Default or Event of Default has occurred and is continuing.

     8. Continuing Effect; No Other Amendments. Except as expressly amended or
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waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

     9. GOVERNING LAW; Counterparts. (a) THIS THIRD AMENDMENT SHALL BE GOVERNED
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BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

     (b) This Third Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        HOME PRODUCTS INTERNATIONAL, INC.-


                                        By___________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender

                                        By___________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA, N.A.

                                        By___________________________________
                                        Name:
                                        Title:

                                        KEY CORPORATE CAPITAL INC.

                                        By___________________________________
                                        Name:
                                        Title:


                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By___________________________________
                                        Name:
                                        Title:


                                        SOCIETE GENERALE

                                        By___________________________________
                                        Name:
                                        Title:

                                        BANK ONE, NA

                                        By___________________________________
                                        Name:
                                        Title: